EXHIBIT 10(a)


                                                                   Boston
                                                                   April 9, 1998

The Trustees of
  The Alger American Fund
75 Maiden Lane
New York, New York 10038

Dear Sirs:

     You have requested our opinion as to certain matters of Massachusetts law relating to your trust, The Alger American Fund (formerly "THE ALGER VARIABLE INSURANCE PRODUCTS FUND"), a trust with transferable shares (the "TRUST"), established under Massachusetts law pursuant to a Declaration of Trust dated April 6, 1988 (the "ORIGINAL DECLARATION"), and thereafter from time to time amended and supplemented (the Original Declaration, as so amended and supplemented, the "DECLARATION"). We understand that our opinion is desired in connection with (i) the filing by the Trust with the United States Securities and Exchange Commission (the "SEC"), pursuant to the Securities Act of 1933, as amended (the "1933 ACT"), and the Investment Company Act of 1940, as amended (the "1940 ACT"), of amendments (collectively, the "AMENDMENT") to the Trust's Registration Statement on Form N1-A (the "REGISTRATION STATEMENT") under the 1933 Act (File No. 33-21722, and the Amendment, Post-Effective Amendment No. 15 thereto) and the 1940 Act (File No. 811-05550, and the Amendment, Amendment No. 17 thereto), and (ii) the conversion of the Registration Statement and the files relating thereto into the SEC's EDGAR(R) format.

     The Trust operates as an investment company of the type known as a "series fund". Its assets are divided into a total of six separate investment portfolios, or funds, to wit: the Alger American Balanced Portfolio, the Alger American Income and Growth Portfolio, the Alger American Small Capitalization Portfolio, the Alger American Growth Portfolio, the Alger American MidCap Growth Portfolio and the Alger American Leveraged AllCap Portfolio (collectively, the "FUNDS", and each singly, a "FUND"). Each Fund is subject to its own obligations and has its own investment objectives and shareholders, distinct from those of the other Funds. Each Fund is treated as a separate open-end investment company, or mutual fund, for purposes of the 1940 Act. The beneficial interests in the Trust are represented by shares of beneficial interest, par value $.001 per share ("SHARES"). The Shares are divided into six separate series (each, a "SERIES"), one for each Fund, representing the beneficial interests in that Fund, and the Shares of a Fund provide no beneficial interest in the assets of any other Fund.

     We acted as counsel to the Trust in connection with the execution and delivery of the Original Declaration, and for purposes of this opinion we have reviewed the various amendments and supplements to the Original Declaration, the Bylaws of the Trust, the actions taken by the Trustees of the Trust to organize the Trust and to authorize the issuance and sale of several Series authorized by the Declaration, the forms of the several Prospectuses and the Statement of Additional Information presently included in the Registration Statement, certificates of public officials and of of-

The Trustees of
  The Alger American Fund


                                                                   April 9, 1998


ficers of the Trust as to matters of fact, and such other documents and instruments, certified or otherwise identified to our satisfaction, and such questions of law and fact, as we have considered necessary or appropriate for purposes of the opinions expressed herein. We have assumed the genuineness of the signatures on, and the authenticity of, all documents furnished to us, and the conformity to the originals of documents submitted to us as certified copies, which facts we have not independently verified.

     Based upon and subject to the foregoing, we hereby advise you that, in our opinion, under Massachusetts law:

     1. The Trust has been duly organized and is validly existing as a trust with transferable shares of the type commonly called a Massachusetts business trust, and has all trust right, power and authority under the Declaration and the laws of Massachusetts, to the extent that such laws apply, to own its properties and to carry on its business as described in the Prospectuses.

     2. The Trust is authorized to issue an unlimited number of Shares of the Series representing the beneficial interest in each of the Funds.

     3. When Shares of the several Series to which the Registration Statement relates have been issued in the manner and for consideration determined as stated in the Prospectuses, such Shares will have been validly and legally issued, and will be fully paid and nonassessable by the Trust, or by the Fund which issued them.

     With respect to the opinion stated in paragraph 3 above, we wish to point out that the shareholders of a Massachusetts business trust may under some circumstances be subject to assessment at the instance of creditors to pay the obligations of such trust in the event that its assets are insufficient for the purpose.

     This letter expresses our opinions as to the provisions of the Declaration and the laws of Massachusetts applying to business trusts generally, but does not extend to the Massachusetts Securities Act, or to federal securities or other laws.

     We hereby consent to the filing of this letter with the SEC as an exhibit to the Registration Statement, but we do not thereby concede that we come within the category of persons whose consent is required under Section 7 of the 1933 Act.

                                                Very truly yours,

                                                /s/ Sullivan & Worchester LLP
                                                --------------------------------
                                                SULLIVAN & WORCHESTER LLP